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BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES
SERIES 1998-2, INVESTOR NUMBER 19982002

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MONTHLY SERVICING SUMMARY                                              PERIOD                     02/28/99
                                                                       ENDING:
---------------------------------------------------------------------------------------------------------------------------------

                                                                     Pass Through
                                                                         Rate               Balance             Pool Factor
                                                                  ------------------- --------------------- ---------------------
Determination Date:       03/05/99                                BOP  Scheduled Pool      $635,051,681.14           92.5754771%
Remittance Date:          03/10/99                                EOP  Scheduled Pool       626,803,983.68           91.3731584%
Prior Period WAC            10.16%          Class A-1 Certificate             5.8900%               (0.00)            0.0000000%
Current Period WAC          10.16%          Class A-2 Certificate             6.0400%        67,621,365.84           85.5966656%
                                            Class A-3 Certificate             6.0400%        64,000,000.00          100.0000000%
                                            Class A-4 Certificate             6.1100%        78,000,000.00          100.0000000%
                                            Class A-5 Certificate             6.2000%        44,000,000.00          100.0000000%
                                            Class A-6 Certificate             6.2400%        69,000,000.00          100.0000000%
                                            Class A-7 Certificate             6.5500%       180,705,000.00          100.0000000%
                                            Class M   Certificate             6.8300%        51,449,000.00          100.0000000%
                                            Class B-1 Certificate             7.9300%        41,159,000.00          100.0000000%
                                            Class B-2 Certificate             7.6000%        30,869,617.84          100.0000000%

I.    RECAP OF POOL:                              LOAN
                                                  COUNT                CLASS A-1           CLASS A-2             CLASS A-3
                                           ----------------------- ------------------- --------------------- ---------------------
      Beginning Certificate Balance                24,205                      ($0.00)       $75,869,063.30        $64,000,000.00
      Scheduled Principal Reduction                                               0.00       (1,616,076.19)                  0.00
      Partial Principal Prepayments                                               0.00         (243,471.54)                  0.00
      Principal Prepayments In Full                (203)                          0.00       (4,275,965.26)                  0.00
      Contract Liquidations                         (81)                          0.00       (2,112,184.47)                  0.00
      Contract Repurchases                           0                            0.00                 0.00                  0.00
      Previously Undistributed Shortfalls                                         0.00                 0.00                  0.00
                                           ----------------------- ------------------- --------------------- ---------------------
      Remaining Certificate Balance                23,921                      ($0.00)       $67,621,365.84        $64,000,000.00
                                           ----------------------- ------------------- --------------------- ---------------------
                                           ----------------------- ------------------- --------------------- ---------------------

                                                 CLASS A-4              CLASS A-5           CLASS A-6             CLASS A-7
                                           ----------------------- ------------------- --------------------- ---------------------
      Beginning Certificate Balance                $78,000,000.00       $44,000,000.00       $69,000,000.00       $180,705,000.00
      Scheduled Principal Reduction                          0.00                 0.00                 0.00                  0.00
      Partial Principal Prepayments                          0.00                 0.00                 0.00                  0.00
      Principal Prepayments In Full                          0.00                 0.00                 0.00                  0.00
      Contract Liquidations                                  0.00                 0.00                 0.00                  0.00
      Contract Repurchases                                   0.00                 0.00                 0.00                  0.00
      Previously Undistributed Shortfalls                    0.00                 0.00                 0.00                  0.00
                                           ----------------------- ------------------- --------------------- ---------------------
      Remaining Certificate Balance                $78,000,000.00       $44,000,000.00       $69,000,000.00       $180,705,000.00
                                           ----------------------- ------------------- --------------------- ---------------------
                                           ----------------------- ------------------- --------------------- ---------------------

                                                                         CLASS M            CLASS B-1             CLASS B-2
                                                                   ------------------- --------------------- ---------------------
      Beginning Certificate Balance                                     $51,449,000.00       $41,159,000.00        $30,869,617.84
      Scheduled Principal Reduction                                               0.00                 0.00                  0.00
      Partial Principal Prepayments                                               0.00                 0.00                  0.00
      Principal Prepayments In Full                                               0.00                 0.00                  0.00
      Contract Liquidations                                                       0.00                 0.00                  0.00
      Contract Repurchases                                                        0.00                 0.00                  0.00
      Previously Undistributed Shortfalls                                         0.00                 0.00                  0.00
                                                                   ------------------- --------------------- ---------------------
      Remaining Certificate Balance                                     $51,449,000.00       $41,159,000.00        $30,869,617.84
                                                                   ------------------- --------------------- ---------------------
                                                                   ------------------- --------------------- ---------------------

II.   DISTRIBUTIONS:
                                                                        CLASS A-1           CLASS A-2             CLASS A-3
                                                                   ------------------- --------------------- ---------------------
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      Principal Distribution Amount                                              $0.00        $8,247,697.46                 $0.00
      Scheduled Interest Distribution Amount                                      0.00           381,874.29            322,133.33
      Unpaid Interest Shortfall Current Period                                    0.00                 0.00                  0.00
      Previously Undistributed Interest Shortfalls                                0.00                 0.00                  0.00
                                                                   ------------------- --------------------- ---------------------
      Total Distribution                                                         $0.00        $8,629,571.75           $322,133.33
                                                                   ------------------- --------------------- ---------------------
                                                                   ------------------- --------------------- ---------------------

                                                   CLASS A-4             CLASS A-5           CLASS A-6             CLASS A-7
                                           ----------------------- ------------------- --------------------- ---------------------
      Principal Distribution Amount                          $0.00               $0.00                 $0.00                 $0.00
      Scheduled Interest Distribution
       Amount                                           397,150.00          227,333.33            358,800.00            986,348.13
      Unpaid Interest Shortfall Current
       Period                                                 0.00                0.00                  0.00                  0.00
      Previously Undistributed Interest
       Shortfalls                                             0.00                0.00                  0.00                  0.00
                                           ----------------------- ------------------- --------------------- ---------------------
      Total Distribution                               $397,150.00         $227,333.33           $358,800.00           $986,348.13
                                           ----------------------- ------------------- --------------------- ---------------------
                                           ----------------------- ------------------- --------------------- ---------------------

                                                                          CLASS M            CLASS B-1             CLASS B-2
                                                                   ------------------- --------------------- ---------------------
      Principal Distribution Amount                                              $0.00                 $0.00                 $0.00
      Scheduled Interest Distribution Amount                                292,830.56            271,992.39            195,507.58
      Unpaid Interest Shortfall Current Period                                    0.00                  0.00                  0.00
      Previously Undistributed Interest Shortfalls                                0.00                  0.00                  0.00
                                                                   ------------------- --------------------- ---------------------
      Total Distribution                                                   $292,830.56           $271,992.39           $195,507.58
                                                                   ------------------- --------------------- ---------------------
                                                                   ------------------- --------------------- ---------------------

      AVAILABLE DISTRIBUTION AMOUNT:                                                          12,079,981.79
                                                                                       --------------------
                                                                                       --------------------

III.  MONTHLY ADVANCE
                                           Monthly Advance Amount                                     $0.00
                                                           Outstanding Amount Advanced                $0.00

IV.   RESIDUAL INTEREST DISTRIBUTION AMOUNT                                                     $398,314.72
                                                                                       --------------------
                                                                                       --------------------

V.    SCHEDULED MONTHLY MORTGAGE PAYMENTS (P&I):                                              $6,992,847.09
                                                                         Gross Int....       (5,376,770.90)
                                                                                       --------------------
                                                                         Principal....         1,616,076.19
                                                                                       --------------------
                                                                                       --------------------


VI.   SERVICING FEE:                                                                            $529,209.73
                                                                                       --------------------
                                                                                       --------------------


VII.  DELINQUENCY INFORMATION:
                                              Days Delinquent                  Number     Actual Balance
                                            ------------------- --------------------- ---------------------
                                                31 - 59                           277         $7,493,127.21
                                                60 - 89                            80          2,286,496.56
                                               90 or more                         106          3,064,095.45
                                            ------------------- --------------------- ---------------------
                                            Total Delinquent                      463        $12,843,719.22
                                            ------------------- --------------------- ---------------------
                                            ------------------- --------------------- ---------------------


VIII. REPOSSESSION INFORMATION:                                               Number    Actual Balance
                                                                --------------------- -------------------
                                              BOP Repossessions                   159       $4,960,615.78
                                             Plus Repossessions                    81        2,038,672.69
                                                     this Month
                                              Less Liquidations                  (81)     ($2,138,362.00)
                                                                --------------------- -------------------
                                              EOP Repossessions                   159       $4,860,926.47
                                                                --------------------- -------------------
                                                                --------------------- -------------------
IX.   REPURCHASES:
                                                                               Number    Actual Balance
                                                                --------------------- -------------------
                                                     Contracts                      0               $0.00
                                                Repurchased or
                                                      Replaced
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                                           Eligible Substitute                      0               $0.00
                                                     Contracts
                                                                --------------------- -------------------
                                            Difference Paid by                      0               $0.00
                                                      Servicer
                                                                --------------------- -------------------
                                                                --------------------- -------------------

X.    RESERVE ACCOUNT SUMMARY:
                       Reserve Account Deposit Amount                                               $0.00
                       Reserve Account Draw Amount                                                  $0.00
                       Distribution to Class R Certificateholder                               $24,636.09
                       Ending Balance  at                            28-Feb-99              $6,884,462.09

XI.   DELINQUENCY RATIOS
                                                    Average 30-Day Delinquency Ratio                1.34%
                                                    Average 60-Day Delinquency Ratio                0.86%
                                                      Cumulative Realized Loss Ratio                0.76%
                                                         Current Realized Loss Ratio                0.66%

XII.  LIQUIDATION LOSSES:
                                                       Previous Period Aggregate Net        $4,068,666.00
                                                                 Liquidation Losses:
                                                        Current Period Aggregate Net        $5,219,113.42
                                                                 Liquidation Losses:
                                                  Current Period Liquidation Losses:        $1,150,447.42

XIV.  CERTIFICATE ACCOUNT INTEREST:                                                            $34,560.42

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